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                                                                   Exhibit 10.38

                             SECURED PROMISSORY NOTE



Loan Amount:  $40,000.00                                   San Diego, California
Interest Rate: 6.01%                                       April 23, 1998



         FOR VALUE RECEIVED, the undersigned, KIERAN T. GALLAHUE ("Borrower") hereby promises to pay to the order of NANOGEN INC., a Delaware corporation ("Lender"), at 10398 Pacific Center Court, San Diego, California, 92121, or such other place as Lender may designate by written notice to Borrower, in lawful money of the United States of America, the principal sum of FORTY THOUSAND DOLLARS ($40,000.00), with interest, to be repaid as set forth below. Amounts borrowed hereunder may be repaid prior to the Maturity Date (define below), but may not be reborrowed.

         1. PAYMENTS. The entire principal balance of this Secured Promissory Note (this "Note"), together with all accrued and unpaid interest thereon, shall be due and payable on April 23, 2002 (the "Maturity Date"), provided however, that if such day is not a Business Day (as defined below) then on the next succeeding Business Day. Interest on the outstanding principal balance hereunder shall accrue at the rate (the "Interest Rate") of 6.01%. Interest payable on the principal balance of this Note shall be calculated on the basis of a three hundred and sixty-day year.

         2. PURPOSE OF NOTE. Borrower acknowledges that the purpose of the loan evidenced by this Note is to provide partial financing for Borrower's purchase of his principal residence located at 4746 Shadwell Place, San Diego, California 92130 (the "Property").

         3. PREPAYMENT. Borrower may prepay all or any portion of this Note at any time without penalty, fee or acceleration prior to the Maturity Date of this Note.

         4. SECURITY. Payment of this Note is secured by a certain Deed of Trust with Assignment of Rents (the "Trust Deed") of even date herewith from Borrower, as Trustor, to First American Title Insurance Company, as Trustee, in favor of Lendor, as Beneficiary, encumbering the Property as a second priority lien subject only to Borrower's acquisition financing for the Property. Borrower acknowledges that the Trust Deed provides as follows:

         In the event that the real property described in this Deed of Trust, or any part thereof, or any interest therein is sold, agreed to be sold, conveyed, encumbered, alienated or otherwise transferred by Trustor, whether by operation of law or otherwise,


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the Note, irrespective of the maturity date expressed therein, at the option of
Beneficiary and without demand or notice, shall immediately become due and payable. In the event that Beneficiary does not elect to declare the Note immediately due and payable, then, unless indicated otherwise in writing by Beneficiary, Trustor shall nevertheless remain primarily liable for the obligations hereunder and under the Note and any other instrument securing the Note. This provision shall apply to each and every sale, transfer, encumbrance or conveyance, regardless whether or not Beneficiary has consented to, or waived, Beneficiary's rights hereunder, whether by action or non-action in connection with any previous sale, transfer or conveyance.

         5. ACCELERATION OF DUE DATE. The entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon, shall, at the election of Lender, become immediately due and payable upon the occurrence of any of the following, irrespective of the payment schedule set forth in Paragraph 1 of this Note:

                  (a) Any failure on the part of Borrower to make any payment under this Note when the same is due;

                  (b) Any failure on the part of Borrower to perform or observe any of his obligations under the Trust Deed or any other deed of trust, mortgage or security instrument which secures this Note or encumbers the Property as and when performance is due;

                  (c) On such date as Borrower's employment relationship with Lender or any wholly-owned subsidiary of Lender is terminated for Cause (defined below);

                  (d) If Borrower shall sell, transfer, convey or further encumber the Property or any part thereof, or any interest therein, or shall be divested of his title or any interest therein, either by any transfer, conveyance, contract of sale or in any manner or way, whether voluntarily or involuntarily, without the prior written consent of lender, which shall not be unreasonably withheld. Consent to one transaction under this Paragraph 5(d) by Lender shall not constitute a waiver of Lender's right to require consent to future or successive transactions; or

                  (e) If at any time Borrower shall admit in writing his inability to pay his debts as they become due, or shall make any assignment for the benefit of any creditors, or shall file a petition seeking any reorganization, arrangement, composition, readjustment or similar release under any present or future statute, law or regulation, or on the filing or commencement of any petition, action, case or proceeding, voluntary or involuntary, under any state or federal law regarding bankruptcy or insolvency.


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         6.       REDUCTION IN AMOUNTS DUE UNDER NOTE.

                  (a) REDUCTION. Subject to all of the other terms and provisions of this Note, and provided Borrower is not then in default under this Note, the Trust Deed or any other deed of trust, mortgage or security instrument which secures this Note or encumbers the Property, effective on the dates set forth below (each, the "Adjustment Date"), the total outstanding principal indebtedness under this Note, together with accrued and unpaid interest thereon, shall be automatically adjusted as follows:

                           i.       Ten Thousand Dollars ($10,000) of the
then-outstanding principal balance of this Note, plus all accrued and unpaid interest on such $10,000 principal balance, shall be forgiven on April 23, 1999.

                           ii.      Ten Thousand Dollars ($10,000) of the
then-outstanding principal balance of this Note, plus all accrued and unpaid interest on such $10,000 principal balance, shall be forgiven on April 23, 2000.

                           iii.     Ten Thousand Dollars ($10,000) of the
then-outstanding principal balance of this Note, plus all accrued and unpaid interest on such $10,000 principal balance, shall be forgiven on April 23, 2001.

                           iv.      The remaining principal balance on this Note
of Ten Thousand Dollars ($10,000), plus all accrued and unpaid interest thereon shall be forgiven on April 23, 2002.

Each such adjustment in principal and interest shall be effective only upon the applicable Adjustment Date and any acceleration of this Note or termination of Borrower's employment relationship with Lender prior to the then-applicable Adjustment Date shall not entitle Borrower to any proportionate or pro rata reduction of the then-outstanding principal balance of this Note under this Paragraph 6(a).

                  (b) SURVIVING OBLIGATIONS; TAXES. Any reduction in, or forgiveness of, the principal amount outstanding under this Note pursuant to the terms of this Paragraph 6 shall not limit Borrower's obligations to Lender for payment of any collection costs incurred by Lender pursuant to the terms of this Note or Borrower's obligation to pay any late charges due pursuant to the terms of this Note. Borrower acknowledges that he is aware that a reduction or forgiveness of amounts due to Lender under this Note, as well any waiver by Lender of receipt of interest charged on the principal amount of this Note, may result in adverse tax consequences Borrower. Borrower assumes all risk, cost and responsibility for such tax consequences and releases Lender from any and all claims or liabilities arising therefrom.

         7. OFFSET TO COMPENSATION. To the fullest extent permitted by law, upon any termination of Borrower's employment with Lender for Cause, Borrower hereby authorized Lender to offset any unpaid principal balance due under this Note against any


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amounts owned by Lender to Borrower, including, but not limited to, any wages, salary, bonuses, accrued vacation or sick pay, and any other employment or consulting compensation or stock repurchase payments. Lender shall promptly notify Borrower in writing of any such offset, including an itemization of the amounts offset and the balance, if any, due and payable pursuant to this Note.

         8. COLLECTION COST BORNE BY BORROWER. Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Lender in any action brought to enforce the terms of this Note and/or to collect this Note, and any appeal thereof.

         9.       MISCELLANEOUS.

                  (a) No delay or omission on the part of ender in exercising any right under this Note or under the Trust Deed or any other security agreement given to secure this Note shall operate as a waiver of such right or of any other right under this Note.

                  (b) In the event of default, under this Note, Borrower shall have fifteen (15) days from the date of notice of default and demand for payment in which to cure such default. Such notice may be by written notice mailed to Borrower at the last address given to Lender by Borrower and shall be deemed received three (3) days after being mailed by certified, first-class mail, return receipt requested or the next day mailed by overnight delivery.

                  (c) Borrower hereby waives presentment for payment, demand, notice of demand and of dishonor and non-payment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party. The pleading of any statute of limitations as a defense to any demand against the Borrower, any endorsers, guarantors and sureties of this Note is expressly waived by each and all of such parties to the extent permitted by law. Time is of the essence under this Note. Any payment hereunder shall first be applied to any collection costs, then against accrued and unpaid interest hereunder and then against the outstanding principal balance of this Note.

         10. LATE CHARGE. If payment of principal or interest under this Note shall not be made within ten (10) days after the date due, Borrower agrees to pay, in addition to the unpaid principal or interest, a sum equal to four percent (4%) of the unpaid principal or interest, which sum Borrower agrees represents a fair and reasonable estimate, considering all of the circumstances existing on the date of this Note, of the costs and expenses incident to handling and collecting such delinquent payment that will be sustained by Lender due to the failure of Borrower to make timely payment. The parties further agree that proof of actual damages would be costly and impracticable. Such charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or under the Trust


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Deed referred to in this Note or from exercising any of the other rights and remedies of Lender.

         11. NOTICE UNDER OTHER OBLIGATIONS. Borrower shall promptly send to Lender copies of any notices received by Borrower from the holder of any other deed of trust or mortgage encumbering the Property.

         12. GOVERNING LAW. The Note shall be governed by the laws of the State of California and shall be construed in accordance therewith.

         13.      DEFINITIONS.

                  (a) BUSINESS DAY. As used in this Note the term "Business Day" shall mean any day other than a Saturday, Sunday or legal holiday observed by employees of the State of California.

                  (b)      CAUSE.  "Cause" shall mean:

                           i.       The repeated and willful failure by Borrower
to perform Borrower's reasonably assigned duties on behalf of Lender;

                           ii.      The repeated gross negligence by Borrower in
carrying out Borrower's reasonably assigned duties on behalf of Lender;

                           iii.     Illegal conduct by Borrower in carrying out
Borrower's reasonably assigned duties on behalf of Lender;

                           iv.      The repeated and willful refusal by Borrower
to comply with the reasonable and lawful instructions of the Board, except in the case of a substantial change in Borrower's agreed upon duties and responsibilities;

                           v.       A willful act by Borrower which constitutes
misconduct or fraud and which is injurious to Lender; or

                           vi.      Conviction of, or plea of "guilty" or "no
contest" to, a felony.

         14. SUCCESSORS. This Note shall be binding upon Borrower and the personal representatives, heirs, successors and assigns of Borrower.

         15. SEVERABILITY. If any part of this Note is determined to be illegal or unenforceable, all other parts shall remain in full force and effect.

         16. MAXIMUM INTEREST PAYABLE. All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether


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written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the holder hereof exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned and the holder hereof.


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                                                       /s/  KIERAN T. GALLAHUE

                  I, Mary Ellen Gallahue, the spouse of Borrower, do hereby consent to the borrowing by Borrower of the loan evidenced by this Note on the terms and conditions set forth herein, and to the granting of the Trust Deed referred to in Paragraph 4 of this Note as security for the obligations of Borrower under this Note, and to any and all extensions, modifications or amendments to this Note and the Trust Deed when executed by Borrower.



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                                                     /s/   MARY ELLEN GALLAHUE